UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2019 (January 31, 2019)

Basanite, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53574	20-4959207
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S Employer Identification Number)

2688 NW 29th Terrace, Oakland Park, Florida 33311

(Address of Principal Executive Offices) (Zip Code)

855-232-3282

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01

Entry into a Material Definitive Agreement.

On January 31, 2019, Basanite, Inc., a Nevada corporation (the “Company”), through its wholly-owned subsidiary Basanite Industries, LLC, a Delaware limited liability company (the “Company Subsidiary”) entered into a Commercial Lease Agreement (the “Lease”) with Camton, LLC, a Florida limited liability company (the “Landlord”) pursuant to which the Company Subsidiary has agreed to lease approximately 25,470 square feet of office and manufacturing space at 2041 NW 15th Avenue, Pompano Beach, Florida 33069.

The commencement date of the Lease is April 1, 2019. The Company intends to move its corporate headquarters to the premises at such time. The term of the Lease is five year. The Company Subsidiary’s base rent obligation is approximately $23,595 per month during each of the first two years of the Lease and increases approximately three percent annually for each of the three years of the remaining term of the Lease. The aggregate base rent payments for the five year term of the Lease are $1,176,349. The Company Subsidiary has one option to renew for an additional five year term, which must be exercised by written notice at least one hundred and twenty days prior to the end of the term.

The Lease contains customary default provisions allowing the Landlord to terminate the Lease if the Company fails to remedy a breach of any of its obligations under the Lease within specified time periods, or upon bankruptcy or insolvency of the Company. The Lease also contains other customary provisions for real property leases of this type. The effective date of the Lease is January 18, 2019, however the Lease was not fully executed and delivered until January 31, 2019.

The foregoing description of the Lease is qualified in its entirety by reference to the provisions of the Lease, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information about the Lease disclosed in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibits filed as part of this Current Report are as follows:

Exhibit Number	Description

10.1	Commercial Lease Agreement dated January 18, 2019 between Basanite Industries, LLC and Camton, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2019

BASANITE, INC.

By:	/s/ David Anderson
David Anderson
Chief Executive Officer